UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2007

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13578	33-0633413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3501 Jamboree Road
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 854-0300

NA
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Downey Financial Corp. (“Downey”) announced today that on August 30, 2007 its subsidiary, Downey Savings and Loan Association, F.A. (the “Bank”), has consented to the issuance of a cease and desist order (“Order”) by the Office of Thrift Supervision (the “OTS”) as a result of certain concerns of the OTS relating to the Bank’s compliance with specific provisions of the Bank Secrecy Act (the “BSA”).  No fine or civil money penalty has been imposed in connection with the Order.  The Order does not restrict the business operations of the Bank.

The Order requires the Bank to take certain affirmative actions to ensure its compliance with BSA, including, among other things: strengthening the Bank’s written program for compliance with federal anti-money laundering (“AML”) and BSA requirements; engaging an independent consultant to review and enhance compliance with AML and BSA requirements; expanding and improving customer identification policies and procedures; adopting policies and procedures to identify higher risk customers and report suspicious activities more effectively; conducting a comprehensive review and independent testing and audit of its AML/BSA program; developing a comprehensive BSA training program for appropriate personnel; and making periodic progress reports to the OTS Regional Director.

Management does not expect its compliance with the Order to have a material impact on Downey’s financial condition or results from operations.  Management expects some additional expenses to be incurred in connection with making the improvements necessary to strengthen its BSA program.  Management is committed to making all improvements necessary to strengthen its BSA program.

The foregoing descriptions of the Order and the Stipulation and Consent to Issuance of the Order are qualified in their entirety by reference to the complete text of the Order and the Stipulation and Consent to Issuance of the Order, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

* * *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Management’s expectations regarding the Order, including the costs of compliance and its effects on Downey.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement.  Factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Downey’s Annual Report on Form 10-K for the year ended December 31, 2006, which is on file with the SEC, and in Downey’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to Downey as of the date hereof, and Downey assumes no obligation to update any forward-looking statement.

Item 9.01               Financial Statements and Exhibits

(d)      Exhibits.

10.1                        Consent Order to Cease and Desist for Affirmative Relief dated August 30, 2007, between Downey Savings and Loan Association, F.A. and the Office of Thrift Supervision

10.2                        Stipulation and Consent to Issuance of an Order to Cease and Desist for Affirmative Relief dated August 30, 2007, between Downey Savings and Loan Association, F.A. and the Office of Thrift Supervision

99.1                        Press Release of Downey Financial Corp. dated August 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNEY FINANCIAL CORP.

Date: August 31, 2007	By:	/s/ Jon A. MacDonald
Jon A. MacDonald
Corporate Secretary

Index to Exhibits

Exhibit	Description

10.1	Consent Order to Cease and Desist for Affirmative Relief dated August 30, 2007, between Downey Savings and Loan Association, F.A. and the Office of Thrift Supervision

10.2	Stipulation and Consent to Issuance of an Order to Cease and Desist for Affirmative Relief dated August 30, 2007, between Downey Savings and Loan Association, F.A. and the Office of Thrift Supervision

99.1	Press Release of Downey Financial Corp. dated August 31, 2007